SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT No. 1 to
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                             Deli Solar (USA), Inc.

                    (formerly Meditech Pharmaceuticals, Inc.)
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                 000-12561                 95-3819300
------------------------ --------------------- ---------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                558 Lime Rock Road, Lime Rock, Connecticut 06039

           (Address of principal execute offices, including zip code)

                                  (860)435-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K for Deli Solar (USA), Inc. (the "Company") filed on August 22, 2005 (the "Form 8-K") is being filed for the sole purpose of correcting the inadvertently omitted description of the change of fiscal year in Item 5.03 and the attachment of the Certificate of Amendment to the Company's Articles of Incorporation (regarding changes in company name and authorized shares) as an Exhibit to the Form 8-K.

ITEM 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year.

On August 2, 2005, by resolution of our Board of Directors, we changed our fiscal year from May 31 to December 31. No later than September 14, 2005, we intend to file a transition report on Form 10-KSB which will cover the fiscal year ended December 31, 2004, and will include unaudited financial statements for the six month transition period of January 1, 2005 through June 30, 2005.


ITEM 9.01 Financial Statements and Exhibits

         (c) Exhibits                Name of Exhibit
             ---------               ---------------
               3.1                   Certificate of Amendment to Articles of
                                     Incorporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 1, 2005


                                        Deli Solar (USA), Inc.
                                        (Registrant)

                                        By: /s/ Deli Du
                                           ----------------------------------
                                           Deli Du
                                           President and Chief Executive
                                           Officer